Exhibit 99.1

Chart Industries and Flowserve Corporation to Combine in All-Stock Merger of Equals, Creating a

Differentiated Leader in Industrial Process Technologies

Establishes Scaled, High-Performance and Global Platform Serving Full Customer Lifecycle for Flow and

Thermal Management with Strong Process Design and Systems Capabilities

Enhances Predictability, Diversification and Resilience Through Market Cycles with Exposure to Premium,

High-Growth End Markets

Strengthens Attractive Aftermarket Franchise Driving Aftermarket Revenues to

Approximately $3.7 Billion Annually

Generates ~$300 Million of Annual Cost Synergies Within Three Years and Revenue Synergies Over Time

Representing an Incremental 2% Growth on the Combined Revenue

Anticipated to be Meaningfully Accretive to Combined Adjusted EPS in First Year

Committed to Investment Grade Balance Sheet and Robust Cash Flow to Support Growth, Deleveraging and Shareholder Dividend

Companies to Host Joint Conference Call Today at 8 a.m. Eastern

Atlanta, GA and Dallas, TX – June 4, 2025 – Chart Industries, Inc. (NYSE: GTLS) and Flowserve Corporation (NYSE: FLS) today announced that they have entered into a definitive agreement to combine in an all-stock merger of equals, creating a differentiated leader in industrial process technologies. The combined company is expected to have an enterprise value of approximately $19 billion based on the exchange ratio and the closing share prices for Chart and Flowserve as of June 3, 2025. Additional information can be found at ChartFlowserve.com, a new joint website dedicated to the merger.

With an installed base of more than 5.5 million assets in more than 50 countries, the combined company will address the full customer lifecycle from process design through aftermarket support. The combined company generated net revenue of approximately $8.8 billion on a combined LTM basis as of the end of Q1 2025, drawn from diverse, high-growth, attractive end markets, including approximately $3.7 billion1 in aftermarket services revenue, representing approximately 42% of combined revenue.

Under the agreement, which has been unanimously approved by the board of directors of each company, at the closing of the transaction Chart shareholders will receive 3.165 shares of Flowserve common stock for each share of Chart common stock owned. Following the close of the transaction, Chart shareholders will own approximately 53.5% and Flowserve shareholders will own approximately 46.5% of the combined company, on a fully diluted basis.

[1]	Shown inclusive of the impact of Chart’s acquisition of Howden; includes Chart’s Repair, Service & Leasing segment sales and Flowserve Aftermarket sales.

“Combining Chart and Flowserve creates a comprehensive solutions platform, with the financial strength and resilience to continue driving growth and long-term value,” said Jill Evanko, President and CEO of Chart. “Together we will provide a complete system of capabilities from front-end engineering design to mission critical equipment through aftermarket and servicing, delivering high-quality, value-added solutions to an expanded, global customer base. With robust cash flow, meaningful synergies, and greater aftermarket growth opportunities, the combined company will be ideally positioned to deliver superior and lasting value to its shareholders.”

“The merger will create a differentiated leader with the scale and resilience to meet the significant demand for comprehensive industrial process technologies and services,” said Scott Rowe, President and CEO of Flowserve. “Chart’s and Flowserve’s highly complementary businesses will strengthen our ability to meet our customers’ needs, empower innovation and drive long-term, sustainable growth. The combined company will operate across diversified end markets with further exposure to premium, high-growth areas and a substantial aftermarket franchise – resulting in increased commercial opportunities. I am confident that together, we will capitalize on long-term value creation for our customers, partners, shareholders and combined global team.”

Strategic and Financial Benefits

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Comprehensive suite of world-class, differentiated solutions. The combination brings together Chart’s leading expertise in process technologies across compression, thermal, cryogenic and specialty solutions and Flowserve’s leading capabilities in flow management. Combining digital platforms that underpin this full suite of solutions will enable further opportunities to differentiate solutions, offering a comprehensive digital overlay, including monitoring and predictive capabilities.

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Diversified and attractive end markets. The combined company will have leading capabilities across General Industrial, Industrial Gases, Data Centers, Space, Transportation, Nutrition, Carbon Capture, Energy, Power Generation, Nuclear, Chemical, Liquid Natural Gas, Water, and Mining and Minerals. The combined company will be more predictable and resilient.

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Expanded aftermarket franchise. The combined company will have significant recurring revenue streams, with a global installed base of more than 5.5 million assets and 42%1 of total combined revenue from aftermarket and service. Chart and Flowserve expect to grow the aftermarket businesses by offering enhanced services and solutions to customers through an expanded global installed base and broad geographic reach.

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Upside from significant cost and commercial synergies. The combination is expected to generate approximately $300 million of annual cost synergies within three years following the transaction close, primarily from materials and procurement savings, roofline consolidation, organizational efficiencies, and elimination of duplicate public company costs. The companies also expect to deliver commercial revenue synergies over time representing at least an incremental 2% growth on the combined company’s revenue.

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Committed to investment grade balance sheet with strong cash flow profile. The combination is expected to be meaningfully accretive to the combined company’s Adjusted EPS in the first year following closing. The combined company is expected to have a leverage ratio of 2.0x net debt to adjusted EBITDA at close. On a combined basis, Chart and Flowserve generated $1.8 billion of cash flow[2],[3] over the 12 months ended March 31, 2025. This strong financial profile will support a balanced capital allocation strategy, deleveraging, prioritizing growth investments, and capital returns. The combined company expects to pay a quarterly dividend consistent with Flowserve’s historical per share payout levels and expects to generate additional interest expense savings.

Upon closing, the combined company’s Board will comprise 12 directors, six of whom will be from Chart and six from Flowserve. Ms. Evanko will serve as the Chair of the combined company’s Board of Directors, Mr. Rowe will serve as Chief Executive Officer of the combined company, and John Garrison will serve as Lead Independent Director of the combined company’s Board.

Following the closing of the transaction, the combined company will have its headquarters in Dallas, TX and expects to maintain a presence in Atlanta and Houston, supported by a global footprint across more than 50 countries. The combined company will assume a new name and brand following close.

The transaction is expected to close in the fourth quarter of 2025, subject to approval of shareholders of both Chart and Flowserve, the receipt of regulatory approvals, and the satisfaction of other customary closing conditions.

Conference Call and Additional Materials

A joint conference call and webcast will be held today at 8:00 a.m. ET (7:00 a.m. CT) to discuss the combination. A live webcast of the conference call and associated presentation materials will be available on the investor relations section of each company’s website at ir.chartindustries.com and ir.flowserve.com, as well as at ChartFlowserve.com.

Advisors

Wells Fargo is serving as financial advisor and Winston & Strawn LLP is serving as legal advisor to Chart. Collected Strategies is serving as Chart’s strategic communications advisor.

Guggenheim Securities LLC is serving as financial advisor and Cravath, Swaine & Moore LLP is serving as legal advisor to Flowserve. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor. Veriten is serving as an independent strategic advisor to Flowserve.

About Chart Industries, Inc.

Chart Industries, Inc. is a global leader in the design, engineering, and manufacturing of process technologies and equipment for gas and liquid molecule handling for the Nexus of Clean™-clean power, clean water, clean food, and clean industrials, regardless of molecule. The company’s unique product and solution portfolio across stationary and rotating equipment is used in every phase of the liquid gas supply chain, including engineering, service and repair from installation to preventive maintenance and digital monitoring. Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 capture amongst other applications. Chart is committed to excellence in environmental, social and corporate governance issues both for its company as well as its customers. With 64 global manufacturing locations and over 50 service centers from the United States to Asia, Australia, India, Europe and South America, the company maintains accountability and transparency to its team members, suppliers, customers and communities. To learn more, visit www.chartindustries.com.

[2]	Inclusive of anticipated annualized cost synergies.
[3]	Defined as EBITDA less capital expenditures.

About Flowserve Corporation

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Important Information about the Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart Industries, Inc. (“Chart”) and Flowserve Corporation (“Flowserve”). In connection therewith, the parties intend to file relevant materials with the SEC, including a registration statement on Form S-4 to be filed by Flowserve in connection with the proposed issuance of shares of Flowserve’s common stock and preferred stock pursuant to the proposed merger transaction, which will include a document that serves as a prospectus of Flowserve with respect to such shares and a joint proxy statement of Chart and Flowserve (the “joint proxy statement/prospectus”) and, after the registration statement is declared effective, will be mailed to Chart and Flowserve stockholders seeking their approval of their respective transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of Chart and Flowserve, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com. Copies of documents filed with the SEC by Flowserve will be available free of charge on Flowserve’s website at ir.flowserve.com.

Participants in the Solicitation

Chart, Flowserve and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders and Flowserve’s shareholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed on February 28, 2025, and its proxy statement filed on April 8, 2025, which are filed with the SEC. Information regarding Flowserve’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Flowserve’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, filed with the SEC on April 2, 2025. To the extent holdings of Chart’s or Flowserve’s securities by their respective directors or executives officers have changed since the amounts set forth in their respective 2025 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the registration statement on Form S-4 and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger transaction between Chart and Flowserve including future financial and operating results, statements related to the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” “estimates,” “potential,” “intends,” “plans,” or the negative of such terms or comparable terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential merger transaction, including the expected time period to consummate the potential merger transaction, and the anticipated benefits (including synergies) of the potential merger transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chart and Flowserve, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the risk that regulatory approvals are not obtained or are obtained subject to conditions, limitations or restrictions that are not anticipated by Chart and Flowserve; the failure to receive, on a timely basis or otherwise, the required transaction-related approvals of Chart’s stockholders and Flowserve’s shareholders; potential delays in consummating the proposed merger transaction, including as a result of failure to receive any regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the ability to integrate the operations of Chart and Flowserve in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the proposed merger transaction will not be realized or will not be realized within the expected time period; the possibility that competing offers or acquisition proposals may be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Chart or Flowserve to pay a termination fee; risks that the anticipated tax treatment of the proposed merger transaction is not obtained; unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; the combined company’s ability to pay a quarterly dividend as expected; potential litigation relating to the proposed merger transaction that could be instituted against Chart, Flowserve or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the proposed merger transaction on the parties’ business relationships and business generally; risks that the proposed merger transaction disrupts current plans and operations of Chart or Flowserve and potential difficulties in employee retention as a result of the proposed merger transaction, as well as the risk of disruption of management and ongoing business operations during the pendency of, or following, the proposed merger transaction; uncertainties as to whether the proposed merger transaction will be consummated on the anticipated timing or at all or, if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the proposed merger transaction which are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed merger transaction on the market price of Chart’s or Flowserve’s common stock and/or operating results; rating agency actions and the ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chart’s or Flowserve’s control; legislative, regulatory and economic developments targeting public companies in the industrial sector; global supply chain disruptions and the current inflationary environment; the substantial dependence of Chart’s and Flowserve’s sales on the success of the energy, chemical, power generation and general industries; economic, political and other risks associated with the international operations of Chart and Flowserve; potential adverse effects resulting from the implementation of tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; and the risks described in Item 1A “Risk Factors” of Chart’s and Flowserve’s most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. All forward-looking statements included in this communication are based on information available to Chart and Flowserve on the date hereof and Chart and Flowserve undertake no obligation to update or revise any forward-looking statement.

Non-GAAP Measures

Certain financial measures included herein, including EBITDA, Adjusted EBITDA, Adjusted EPS, Net Debt and estimates of cost and revenue synergies, among others, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.

Chart Contacts

Investor Contact:

John Walsh

Senior Vice President, Investor and Government Relations

1-770-721-8899

Media Contact:

Jim Golden / Jude Gorman / Jack Kelleher

Collected Strategies

Chart-CS@collectedstrategies.com

Flowserve Contacts

Investor Contacts:

Brian Ezzell

Vice President, Investor Relations, Treasurer & Corporate Finance

1-469-420-3222

Tarek Zeni

Director, Investor Relations

1-469-420-4045

Media Contacts:

Wes Warnock

Vice President, Marketing, Communications & Public Affairs

1-972-443-6900

Andi Rose / Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

1-212-355-4449